IVY VARIABLE INSURANCE PORTFOLIOS

Nomura VIP Value Series
(the “Series”)

Supplement to the Series’ Statutory Prospectus and Statement of Additional Information (“SAI”), each dated April 30, 2026, as amended

Effective immediately, Macquarie Investment Management Global Limited is appointed as sub-advisor to the Series.

Effective December 31, 2026, the name of the Series will change to Nomura VIP Growth and Income Series II and the Series will change its investment objective.

Changes Effective Immediately

Effective immediately, the following information replaces the information in the section of the Series Statutory Prospectus entitled “Series Summaries – Nomura VIP Value Series – What are the Series’ principal investment strategies?”:

Nomura VIP Value Series seeks to achieve its objective by investing in the common stocks of primarily large-capitalization companies that Macquarie Investment Management Global Limited (MIMGL or the Sub-advisor), the Series’ sub-advisor, believes are undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by the Sub-advisor and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Series primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $5 billion at the time of acquisition), it may invest in securities issued by companies of any size.

Using a systematic bottom-up approach, the Series seeks to select securities that have above-average yields coupled with a demonstrated business quality, as seen thought superior profitability, balance sheet strength, earnings stability and corporate sustainability. Stocks also need to have reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company’s stock.

The Sub-advisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Series. The Series typically holds a limited number of stocks (generally 30 to 35).

Effective immediately, the following information replaces the information in the section of the Series’ Statutory Prospectus entitled “Series Summaries – Nomura VIP Value Series – Who manages the Series?”:

Investment manager

Delaware Management Company, a series of Nomura Investment Management Business Trust (a Delaware statutory trust) (Manager)

Sub-advisor

Macquarie Investment Management Global Limited serves as sub-advisor for the Series. MIMGL is primarily responsible for the day-to-day management of the Series’ portfolio.

Portfolio managers	Title with MIMGL	Start date on the Series
Benjamin Leung, CFA	Senior Managing Director, Head of Systematic Investments, Portfolio Manager	October 2026
Samir Vanza, CFA	Managing Director, Head of Quantitative Research, Portfolio Manager	October 2026

Employees of the Manager’s affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Series.

Effective immediately, the following information replaces the information in the section of the Series’ Statutory Prospectus entitled “How we manage the Series – Our principal investment strategies – Nomura VIP Value Series”:

The Series seeks to achieve its objective to provide capital appreciation by primarily investing, for the long term, in the common stocks of large-capitalization US companies that Sub-advisor believes are undervalued. Large-capitalization companies typically are companies with market capitalizations of at least $5 billion at the time of acquisition. The Series seeks to invest in stocks that are, in the opinion of the Sub-advisor, undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by the Sub-advisor and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. There is no guarantee, however, that the Series will achieve its objective.

Using a systematic bottom-up approach, the Series seeks to select securities that have above-average yields coupled with a demonstrated business quality, as seen thought superior profitability, balance sheet strength, earnings stability and corporate sustainability. Stocks also need to have reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company’s stock.

The Sub-advisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Series. In considering whether to sell a security, the Sub-advisor may evaluate, among other things, the factors listed above, the condition of the US economy, the condition of non-US economies, and changes in the condition and outlook in the issuer’s industry sector. The Series typically holds a limited number of stocks (generally 30 to 35).

The Series may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Series receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Series may invest up to 10% of its net assets in real estate investment trusts (REITs) and up to 15% of its net assets in illiquid investments.

The Series may use a variety of derivatives instruments for various purposes. The Series may, at any given time, use options on individual equity securities, in seeking to gain or increase exposure to, or facilitate trading in, certain securities or market sectors. The Series also may use written options contracts on individual equity securities to enhance return. In addition, the Series may use futures contracts on domestic equity indexes in an attempt to hedge market risk on equity securities.

When the Sub-advisor believes that a temporary defensive position is desirable, the Series may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Series may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Sub-advisor believes are of comparable high quality. Subject to the Series’ investment policies and restrictions, the Series may utilize derivatives instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Series may not achieve its investment objective.

Effective immediately, the following information replaces the information in the section of the Series’ Statutory Prospectus entitled “Who manages the Series – Sub-advisors – Macquarie Investment Management Global Limited”:

Macquarie Investment Management Global Limited (MIMGL), located at 1 Elizabeth Street, Sydney NSW 2000, Australia, serves as sub-advisor for Nomura VIP Growth and Income Series and Nomura VIP Value Series. The Board has also approved MIMGL to serve as sub-adviser for certain other Series. MIMGL is a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit and equities.

Effective immediately, the following information replaces the information in the section of the Series’ Statutory Prospectus entitled “Who manages the Series – Portfolio managers”:

Benjamin Leung and Samir Vanza have primary responsibility for making day-to-day investment decisions for the Series.

Effective immediately, the following information replaces the information for MIMGL in the table in the section of the Series’ SAI entitled “Investment manager and other service providers – Investment manager”:

The Manager has entered into investment subadvisory agreements with the following sub-advisors on behalf of the Series listed below (each, a “Subadvisory Agreement”):

Sub-advisor	Series
MIMGL	Nomura VIP Growth and Income Series Nomura VIP Asset Strategy Series Nomura VIP Balanced Series Nomura VIP Total Return Series Nomura VIP Value Series

Effective immediately, the following information replaces the information in the section of the Series SAI entitled “Investment manager and other service providers – Sub-Advisors – Macquarie Investment Management Global Limited (MIMGL)”:

MIMGL, located at 1 Elizabeth Street, Sydney NSW 2000, Australia, is a wholly owned subsidiary of Macquarie Group Limited. MIMGL is a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit and equities. The Manager has entered into a separate sub-advisory agreement with MIMGL to serve as a sub-advisor for Nomura VIP Growth and Income Series, Nomura VIP Value Series, Nomura VIP Asset Strategy Series, Nomura VIP Balanced Series and Nomura VIP Total Return Series. To the extent the Manager allocates any assets of a Series to MIMGL, the Manager will compensate MIMGL out of the investment advisory fees it receives from such Series. Although MIMGL may serve as sub-advisor for these Series, the Manager has ultimate responsibility for all investment advisory services for the Series. Prior to the closing of the Nomura Transaction, MIMGL was an affiliate of the Manager. Following the closing of the Nomura Transaction, MIMGL and the Manager are no longer affiliated.

Effective immediately, the following information replaces the information in the section of the Series’ SAI entitled “Appendix B – Sub-Advisor Proxy Voting Policies – Macquarie Investment Management Global Limited”:

Macquarie Asset Management (“MAM”) votes proxies for public markets portfolio holdings on behalf of its clients under its Global Proxy Voting Policy and Proxy Voting Guidelines (the “Guidelines”). Votes are exercised in clients’ best interests, consistent with applicable law, fiduciary duties and the relevant investment mandate.

The Guidelines provide set out MAM’s position across the following areas:

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Board of directors: support independence, diversity and accountability, and vote against directors where governance or risk oversight is materially deficient.
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Executive compensation: link pay to long-term performance and shareholder outcomes, and vote against excessive, poorly structured or misaligned practices.
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Capital structure and shareholder rights: protect shareholder rights (such as one share, one vote, and avoiding poison pills), and scrutinise dilution, issuance limits and related party transactions.
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Audit and risk oversight: expect independent auditors and transparent financial reporting, and hold audit committees accountable for failures.
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ESG and sustainability: support proposals that enhance long-term risk management and value creation, assessed case by case on climate, human rights and political spending according to materiality and alignment with fiduciary duty.

Governance and oversight

The Policy is owned by MAM Solutions and is reviewed and approved annually by the cross-functional Proxy Voting Committee (the “Committee. The Committee is responsible for overseeing MAM’s proxy voting process, approving the Policy, and ensuring the Guidelines allow MAM to vote consistently with clients’ best interests.

Implementation for MSI-managed equity portfolios

For MSI-managed equity portfolios, day-to-day implementation is carried out by the MSI ESG team. MAM has contracted ISS, a proxy advisory firm, to provide research and recommendations in line with the Guidelines, as well as administration and vote execution.

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Standing instructions: MAM generally votes in accordance with ISS’s recommendation via a standing instruction, which is typically used for routine resolutions.
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Additional review: certain resolutions receive further consideration by MSI, drawing on insights from stewardship activities and other relevant sources. Examples include votes involving companies that are material to portfolios, and contentious shareholder proposals relating to corporate events likely to have a material impact on portfolios or associated index benchmarks. Matters of ESG, governance or strategic significance may also be reviewed.

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Votes against the adviser’s recommendation: where the investment team proposes to vote contrary to ISS’s recommendation, the vote is escalated to the Committee or its delegates for approval.

Conflicts of interest

Where MAM becomes aware of a conflict of interest in an upcoming vote, the matter is generally referred to the Committee or its delegates.

Disclosure and transparency

MSI’s voting record is published six-monthly through the Proxy Voting Dashboard (ISS VDS platform), showing company and meeting details, proposal descriptions and votes cast. Public vote rationales are not generally provided, but may be supplied to clients where permitted by the relevant Product Disclosure Statement or Investment Management Agreement.

Changes Effective December 31, 2026

Effective December 31, 2026, the Series will change its name from Nomura VIP Value Series to Nomura VIP Growth and Income Series II. Accordingly, all references to Nomura VIP Value Series in the Series’ Statutory Prospectus and SAI will be replaced with Nomura VIP Growth and Income Series II.

Effective December 31, 2026, the following information replaces the information in the section of the Series’ Statutory Prospectus entitled “Series Summaries – Nomura VIP Growth and Income Series II – What is the Series’ investment objective?”:

Nomura VIP Growth and Income Series II seeks long-term growth of capital and current income.

Effective December 31, 2026, the following information replaces the information in the section of the Series’ Statutory Prospectus entitled “Series Summaries – Nomura VIP Growth and Income Series II – What are the Series’ principal investment strategies?”:

Nomura VIP Growth and Income Series II primarily invests in common stocks that offer the potential for capital growth, current income or both. The Series primarily invests in common stocks of large-size companies. The Series may also invest in mid- and small-size companies.

The Series seeks to generate income by investing primarily in dividend paying companies. The Series may also own convertible securities. Convertible securities are usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks. The Series may also invest in real estate investment trusts (REITs) and income-generating equity securities. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.

Macquarie Investment Management Global Limited (MIMGL) serves as the Series’ sub-advisor and manages the Series’ assets.

Using a systematic bottom-up approach, the Series seeks to select securities that have above-average yields coupled with a demonstrated business quality, as seen through superior profitability, balance sheet strength, earnings stability and corporate sustainability. Stocks also need to have reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company’s stock.

Effective December 31, 2026, the following information replaces the information in the section of the Series’ Statutory Prospectus entitled “Series Summary – Nomura VIP Growth and Income Series II – What are the principal risks of investing in the Series?”:

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. An investment in the Series may not be appropriate for all investors. The Series’ principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a series has valued them.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Effective December 31, 2026, the following information replaces the information in the section of the Series’ Statutory Prospectus entitled “How we manage the Series – Nomura VIP Growth and Income Series II – Our principal investment strategies”:

The Series primarily invests in common stocks that offer the potential for capital growth, current income or both. The Series primarily invests in common stocks of large-size companies. The Series may also invest in mid- and small-size companies.

The Series seeks to generate income by investing primarily in dividend paying companies. The Series may also own convertible securities. Convertible securities are usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks.

The Series may also invest in real estate investment trusts (REITs) and income-generating equity securities. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.

MIMGL serves as the Series’ sub-advisor and manages the Series’ assets.

Using a systematic bottom-up approach, the Series seeks to select securities that have above-average yields coupled with a demonstrated business quality, as seen thought superior profitability, balance sheet strength, earnings stability and corporate sustainability. Stocks also need to have reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company’s stock.

The Series may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.”

The Series may invest up to 10% of its net assets in illiquid investments.

The Series’ investment objective is nonfundamental. This means that the Series’ Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, the Series would notify shareholders at least 60 days before the change became effective.

Effective December 31, 2026, the table in the section of the Series’ Statutory Prospectus entitled “How we manage the Series – The risks of investing in the Series – Value” is deleted in its entirety and replaced with:

Risk	Growth and Income II
Active management and selection risk	P
Counterparty risk	-
Currency risk	-
Derivatives risk	-
Foreign currency exchange transactions and forward foreign currency contracts risk	-
Foreign risk	-
Government and regulatory risk	P
Growth stock risk	-
IBOR risk	NP
Industry and sector risk	P
Information technology sector risk	-
Interest rate risk	-
Large-capitalization company risk	-
Limited number of securities risk	-
Liquidity risk	P
Market risk	P
Natural disaster and epidemic risk	NP
Nondiversification risk	-
Real estate industry risk	P
Redemption risk	P
REIT-related risk	-

REIT-related risk	-
Securities lending risk	-
Small- and mid-market capitalization company risk	P
Value stock risk	-

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in, or redemption from, the Series or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.

This Supplement is dated October 28, 2026.